UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2007
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	333-28751 (Commission File Number)	39-1580331 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 14, 2007, Neenah Foundry Company announced that it will host a conference call at 10 a.m. (Central Time) on Wednesday, May 16, 2007 to discuss its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007. A replay of this call will be available until May 23, 2007. Details of the call and the replay thereof are included in the press release attached as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 14, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH FOUNDRY COMPANY
Date: May 14, 2007	/s/ Gary W. LaChey
	Name:	Gary W. LaChey
	Title:	Corporate Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release, dated May 14, 2007

4